SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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K-Fed Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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September 12, 2008

Dear Stockholder:

We cordially invite you to attend the 2008 Annual Meeting of Stockholders of K-Fed Bancorp, the parent company of Kaiser Federal Bank.  The annual meeting will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, at 10:00 a.m., local time, on October 25, 2008.

This year we are furnishing proxy materials to our stockholders over the Internet, as permitted by new rules adopted by the Securities and Exchange Commission. You may read, print and download our 2008 Annual Report to stockholders on Form 10-K and our Proxy Statement at www.k-fed.com. On September 12, 2008, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares online. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by e-mail. If you requested your materials via e-mail, the e-mail contains voting instructions and links to the materials on the Internet.

You may vote your shares by internet, by telephone, by regular mail or in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

The enclosed notice of annual meeting of stockholders and proxy statement describes the formal business to be transacted at the annual meeting.  During the annual meeting we will also report on the operations of K-Fed Bancorp.  Our directors and officers will be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting includes the election of two directors and the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009.

Our board of directors has determined that the matters to be considered at the annual meeting are in the best interests of K-Fed Bancorp and its stockholders.  For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the board of directors, we urge you to vote your shares of common stock as soon as possible even if you currently plan to attend the annual meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

Sincerely,

/s/ K.M. Hoveland
K. M. Hoveland
President and Chief Executive Officer

K-FED BANCORP
1359 North Grand Avenue
Covina, California 91724
(800) 524-2274

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on October 25, 2008

Notice is hereby given that the 2008 Annual Meeting of Stockholders of K-Fed Bancorp will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, on October 25, 2008 at 10:00 a.m., local time.

The annual meeting is for the purpose of considering and acting upon:

1.	The election of two directors of K-Fed Bancorp;

2.	The ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for K-Fed Bancorp for the fiscal year ending June 30, 2009; and

transacting such other business as may properly come before the annual meeting, or any adjournments thereof. As of the date of this notice, the board of directors is not aware of any other business to come before the annual meeting. Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.  Stockholders of record at the close of business on August 29, 2008, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.  K-Fed Mutual Holding Company, our mutual holding company, owns 66.0% of our outstanding shares and intends to vote its shares in favor of the proposals described in this Proxy Statement.

We call your attention to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the annual meeting. Please read it carefully.

BY ORDER OF THE BOARD OF DIRECTORS

                                                           /s/ Rita H. Zwern
                                       Rita H. Zwern
                                                       Corporate Secretary

Covina, California
September 12, 2008

PROXY STATEMENT

K-FED BANCORP
1359 North Grand Avenue
Covina, California 91724
(800) 524-2274

ANNUAL MEETING OF STOCKHOLDERS

October 25, 2008

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of K-Fed Bancorp to be used at the 2008 Annual Meeting of Stockholders of K-Fed Bancorp, which will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, on October 25, 2008, at 10:00 a.m., local time, and all adjournments of the annual meeting.  The notice of annual meeting of stockholders and this proxy statement are first being made available to stockholders on or about September 12, 2008.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of K-Fed Bancorp will be voted in accordance with the directions given thereon. You can vote your shares of our common stock prior to the annual meeting by internet, telephone or regular mail in accordance with instructions set forth on the proxy card. Proxies received by us, which are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this proxy statement for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of K-Fed Bancorp, Rita H. Zwern, at our address shown above by returning a duly executed proxy bearing a later date, by internet, telephone or regular mail in accordance with instructions set forth on the proxy card or by voting in person at the annual meeting.. The presence at the annual meeting of any stockholder who had previously given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of K-Fed Bancorp prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our common stock, par value $0.01 per share, as of the close of business on August 29, 2008 are entitled to one vote for each share then held.  As of the record date, there were 13,428,837 shares of our common stock issued and outstanding.  The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting.  Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the proxy card being provided by the board of directors enables a stockholder to vote FOR the election of the nominees proposed by the board of directors, or to WITHHOLD authority to vote for one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of Crowe Horwath LLP as our independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification.  The affirmative vote of holders of a majority of the votes cast at the annual meeting in person or by proxy is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2009.  The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

Management anticipates that K-Fed Mutual Holding Company, our majority stockholder, will vote all of its shares of common stock in favor of all the matters set forth above.  If K-Fed Mutual Holding Company votes all of its shares in favor of each proposal, the approval of the election of the director nominees and the ratification of Crowe Horwath LLP would be assured.

Persons and groups who beneficially own in excess of 5% of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended.  The following table sets forth, as of the record date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of our common stock, as well as shares beneficially owned in the aggregate by K-Fed Mutual Holding Company and all directors and executive officers as a group.

        Amount of Shares
          Owned and Nature                                                     Percent of Shares
Name and Address of                                                       of Beneficial                                                          of Common Stock
Beneficial Owners                                                            Ownership (1)                                                         Outstanding

K-Fed Mutual Holding Company                8,861,750                                                                                                      66.0%
1359 North Grand Avenue
Covina, California 91724

K-Fed Mutual Holding Company                 9,380,539                                                                                                      69.9%
  and all of K-Fed Bancorp’s and
  Kaiser Federal Bank’s directors and
  executive officers as a group
  (9 directors and officers) (2)

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)
Includes shares of common stock held by K-Fed Mutual Holding Company, of which K-Fed Bancorp’s and Kaiser Federal Bank’s directors and one of its executive officers who is also an executive officer and director.  K-Fed Bancorp’s and Kaiser Federal Bank’s executive officers and directors beneficially owned 518,789 shares of common stock, or 3.9% of the outstanding shares of common stock.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors consists of six members. Our bylaws provide that approximately one-third of the directors are to be elected annually. Directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee has nominated Kay M. Hoveland and Rita H. Zwern to serve as directors for three-year terms. Both of the nominees are currently members of the Board of Directors.

The following table provides the positions, ages and terms of office as applicable to our directors and executive officers along with the beneficial ownership of our common stock held by our directors and executive officers, individually and as a group. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

Name (1)	Age (2)	Positions Held with K-Fed Bancorp	Director Since (3)	Current Term to Expire	Shares of Common Stock Beneficially Owned (4)(5)		Percent of Class

NOMINEES
Kay M. Hoveland	61	Director, President and Chief Executive Officer	2000	2008	185,612	(6)	1.4%
Rita H. Zwern	60	Director and Secretary	1987	2008	30,600	(7)	*

DIRECTORS CONTINUING IN OFFICE
Gerald A. Murbach	60	Director	2000	2009	45,600	(8)	*
Robert C. Steinbach	55	Director	2000	2009	49,000	(9)	*
James L. Breeden	65	Chairman of the Board	1987	2010	61,237	(10)	*
Laura G. Weisshar	57	Director	2007	2010	17,000	(11)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Dustin Luton	38	Chief Financial Officer	N/A	N/A	33,304	(12)	*
Nancy J. Huber**	45	Chief Credit Officer	N/A	N/A	49,908	(13)	*
Jeanne R. Thompson**	61	Chief Operating Officer	N/A	N/A	46,528	(14)	*

All directors and executive officers as a group (9 persons)					518,789		3.9%

(Footnotes begin on next page)

* Less than 1%.
** Ms. Huber and Ms. Thompson are officers of Kaiser Federal Bank only.
(1)	The mailing address for each person listed is 1359 North Grand Avenue, Covina, California 91724.
(2)	As of August 31, 2008.
(3)
Reflects initial appointment to the Board of Directors of Kaiser Permanente Federal Credit Union, the predecessor to Kaiser Federal Bank, with the exception of  Directors Weisshar, Steinbach, Murbach and Hoveland. Each director of K-Fed Bancorp is also a director of Kaiser Federal Bank and K-Fed Mutual Holding Company, which owns the majority of the issued and outstanding shares of common stock of K-Fed Bancorp.

(4)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table, of  any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the dates as of which beneficial ownership is being determining. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(5)
Includes 2,880 unvested shares of restricted stock for each of directors Murbach, Steinbach and Zwern, 5,000 unvested shares of restricted stock for director Weisshar, 4,520 unvested shares of restricted stock for Chairman Breeden, and 16,000, 16,000, 4,000 and 4,000 unvested shares of restricted stock for Ms. Hoveland, Mr. Luton, Ms. Huber and Ms. Thompson, respectively, granted under the K-Fed Bancorp 2004 Recognition and Retention Plan.

(6)
Includes 64,900 shares of common stock held in a trust for Ms. Hoveland, 10,000 shares of common stock held in a Keogh plan for Ms. Hoveland’s spouse, 13,866 shares of common stock held in the K-Fed Bancorp employee stock ownership plan and 20,846 shares of common stock held in the Kaiser Federal Bank 401(k) Plan. Includes 60,000 shares that can be acquired pursuant to stock options within 60 days of August 29, 2008.

(7)	Includes 8,400 shares that can be acquired pursuant to stock options within 60 days of August 29, 2008. Ms. Zwern has pledged 10,000 shares of our common stock as security for a loan.
(8)	Includes 15,000 shares of common stock held by Mr. Murbach’s spouse. Includes 8,400 shares that can be acquired pursuant to stock options within 60 days of August 29, 2008.
(9)	Includes 15,000 shares of common stock held by Mr. Steinbach’s spouse. Includes 8,400 shares that can be acquired pursuant to stock options within 60 days of August 29, 2008.
(10)
Includes 2,637 shares of common stock held by Mr. Breeden’s spouse and 15,500 shares of common stock held in an IRA for Mr. Breeden. Includes 16,800 shares that can be acquired pursuant to stock options within 60 days of August 29, 2008. Mr. Breeden has pledged 15,000 shares of our common stock as security for a loan.

(11)	Includes 12,000 shares of common stock held in a living trust.
(12)
Includes 1,638 shares of common stock held in K-Fed Bancorp employee stock ownership plan, 1,666 shares of common stock held in the Kaiser Federal Bank 401(k) Plan and 2,000 held in an IRA for Mr. Luton. Includes 8,000 shares that can be acquired pursuant to stock options within 60 days of August 29, 2008.

(13)
Includes 11,708 shares of common stock held in K-Fed Bancorp employee stock ownership plan.  Includes 13,200 shares that can be acquired pursuant to stock options within 60 days of August 29, 2008. Ms. Huber has pledged 15,000 shares of our common stock as security for a loan.

(14)
Includes 1,172 shares of common stock held by Ms. Thompson’s spouse, 1,400 shares of common stock held in a trust for Ms. Thompson, 10,527 shares of common stock held in K-Fed Bancorp employee stock ownership plan and 5,835 shares of common stock held in the Kaiser Federal Bank 401(k) Plan. Includes 13,200 shares that can be acquired pursuant to stock options within 60 days of August 29, 2008. Ms. Thompson has pledged 15,000 shares of our common stock as security for a loan.

The Business Background of K-Fed Bancorp’s Directors and Executive Officers

The business experience for the past five years of each of our continuing directors and nominee directors is set forth below. Unless otherwise indicated, directors have held their positions for the past five years.

Directors

Kay M. Hoveland. Ms. Hoveland has served as president and chief executive officer of Kaiser Federal Bank, including service with Kaiser Permanente Federal Credit Union, since 1987. Ms. Hoveland has served as president and chief executive officer of K-Fed Bancorp since its formation in July 2003.

Rita H. Zwern. Ms. Zwern has been employed by Kaiser Foundation Health Plan since 1984 and currently is the manager of State Programs, located in Pasadena, California. Ms. Zwern has served as secretary of K-Fed Bancorp since its formation in July 2003.

Gerald A. Murbach. Mr. Murbach is a retired human resources consultant who worked for the Universal Music Group during 2001 and the Times Mirror newspapers from 1992 to 2001.

Robert C. Steinbach. Mr. Steinbach has served as a manager for the Department of Building and Safety of the City of Los Angeles since 2002 and has been with the Department since 1985.

James L. Breeden. Mr. Breeden has served as chairman of the Board of Directors since November 2000. He is a retired hospital administrator for the Kaiser Foundation Hospitals where he worked for 27 years.

Laura G. Weisshar. Ms. Weisshar was appointed to the Board of Directors on October 31, 2007. She has been employed by the Kaiser Foundation Health Plan since 1992, serving in a number of management positions until her appointment in 2002 as the Vice President and Controller of the Kaiser Permanente Southern California Region. Ms. Weisshar is licensed as a certified public accountant in the State of California.

Executive Officers Who Are Not Directors*

Dustin Luton. Mr. Luton became chief financial officer in November of 2006. Previously, he was the Partner in Charge of the Southern California office of the National Credit Union Division of the accounting firm, McGladrey & Pullen, LLP, which served as the former registered public accounting firm of K-Fed Bancorp until 2004. He was employed by McGladrey & Pullen, LLP since 2000 and was responsible for supervising the professional staff and professional services provided to clients in the Southern California region.

Nancy J. Huber. Ms. Huber has served as chief credit officer of Kaiser Federal Bank since 1999 and Community Reinvestment Act officer since 2002. From 1995 until 1999, she served as vice president of credit.

Jeanne R. Thompson. Ms. Thompson has served as chief operating officer of Kaiser Federal Bank since 2001. She served as senior vice president for branch operations of Indy Mac Bank, located in Pasadena, California, from 1983 until 2001.

* Ms. Huber and Ms. Thompson are officers of Kaiser Federal Bank only.

Board Independence

The Board of Directors consists of a majority of “independent directors” within the meaning of the Nasdaq corporate governance listing standards. The Board of Directors has determined that directors Breeden, Murbach, Weisshar and Zwern are each “independent” within the meaning of the Nasdaq corporate governance listing standards. There were no transactions between the members of the board of directors and K-Fed Bancorp that we considered in determining the independence of a director, except those stated in “Transactions with Certain Related Persons”. The Board of Directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.

Meetings and Committees of the Board of Directors

Our business is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the fiscal year ended June 30, 2008, the Board of Directors of K-Fed Bancorp held four regular meetings and three special meetings and the Board of Directors of Kaiser Federal Bank held eleven regular meetings and no special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he or she served during fiscal 2008.

Executive Committee. The executive committee consists of directors Breeden, who serves as chairman, Hoveland, Zwern and Steinbach. The executive committee meets as needed. The executive committee is generally authorized to act on behalf of the full Board of Directors when certain business matters require prompt action. The executive committee did not meet during the fiscal year ended June 30, 2008.

Audit Committee. The audit committee consists of directors Weisshar, who serves as chairman, Breeden and Zwern. The audit committee meets as needed. The audit committee meets with the independent registered public accounting firm on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters. Each member of the audit committee is “independent” as defined in the Nasdaq corporate governance listing standards and Rule 10A-3 of the Securities and Exchange Commission. The Board of Directors has determined that director Weisshar qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. The audit committee charter is available on K-Fed Bancorp’s website at www.k-fed.com. The audit committee met four times during the fiscal year ended June 30, 2008.

Compensation Committee. The compensation committee is responsible for recommending to the full board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy and practice and coordinating such actions with the human resources committee of Kaiser Federal Bank. The compensation committee of K-Fed Bancorp is comprised of directors Breeden, who serves as Chairman, Murbach, Weisshar and Zwern. Each member of the compensation committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The report of the compensation committee is included elsewhere in this proxy statement. Our board of directors has adopted a written charter for the compensation committee, which is available on K-Fed Bancorp’s website at www.k-fed.com. The compensation committee met once during fiscal 2008.

The role of the compensation committee is to review annually the compensation levels of the executive officers and recommend compensation changes to the Board of Directors. The compensation committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable us to attract, motivate and retain talented executive officers who are capable of achieving our growth strategy and enhancing long-term stockholder value. The compensation committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of K-Fed Bancorp. The key elements of our compensation program for executives are: base salary, annual incentive compensation and stock based award compensation. For a discussion of how the compensation committee evaluates compensation components in making its decisions, see “Compensation Discussion and Analysis.”

Governance/Nominating Committee. The governance/nominating committee consists of directors Breeden, Murbach and Zwern. Each member of the governance/nominating committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Board of Directors has adopted a written charter for the governance/nominating committee, which is available on K-Fed Bancorp’s website at www.k-fed.com. The governance/nominating committee met one time during the fiscal year ended June 30, 2008.

The functions of the governance/nominating committee include the following:

•	leading the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval;

•
developing and recommending to the Board of Directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures for the submission of recommendations by stockholders for nominees for the Board of Directors; and

•	annually reviewing the adequacy of its charter and recommending any proposed changes to the Board of Directors.

The governance/nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

The governance/nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

•	a familiarity with the communities in which we operate and/or are actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to us and our stockholders; and

•	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The governance/nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards.

Procedures for the Nomination of Directors by Stockholders. The governance/nominating committee has adopted procedures for the submission of recommendations for director nominees by our stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the governance/nominating committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at 1359 North Grand Avenue, Covina, California 91724. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the governance/nominating committee;

•
the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement/prospectus pursuant to Regulation 14A of the Securities Exchange Act of 1934;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of K-Fed Bancorp or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of our stockholders must comply with the procedural and informational requirements described in our bylaws.

Stockholder Communications with the Board of Directors. A stockholder who wants to communicate with the Board of Directors or with any individual director can write to K-Fed Bancorp at 1359 North Grand Avenue, Covina, California 91724, Attention: Chairman of the Governance/Nominating Committee. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•
attempt to handle the inquiry directly, or forward the communication for response by another employee. For example, a request for information about us as a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board of Directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Code of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Chief Financial Officer. The codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The codes are available on K-Fed Bancorp’s website at www.k-fed.com. Amendments to and waivers from the Code of Ethics will also be disclosed on K-Fed Bancorp’s website.

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Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend our annual meetings. All of our current directors attended the prior year’s annual meeting of stockholders.

Audit Committee Report

The audit committee operates under a written charter adopted by the Board of Directors. The audit committee has issued a report which states that it has:

•	reviewed and discussed with management and our independent registered public accounting firm, our audited consolidated financial statements for the fiscal year ended June 30, 2008;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•
received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2008 and to be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Crowe Horwath LLP as the independent registered public accounting firm for us for the fiscal year ending June 30, 2009, subject to the ratification of this appointment by our stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement/prospectus into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

This report has been provided by the audit committee.

Laura G. Weisshar, Chairman

James L. Breeden

Rita H. Zwern

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. Our officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure in a company’s annual proxy statement and annual report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of our common stock failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2008.

Executive Compensation

Compensation Discussion and Analysis. We believe the most effective executive compensation program is one that is aligned with achievement of our long-term strategic goals and we intend for our compensation program to align executives’ interests with those of the stockholders by rewarding performance for implementing our various strategies with the ultimate objective of improving stockholder value. We evaluate both performance and compensation to ensure that we maintain our ability to attract and retain employees in key positions and to ensure that compensation provided to key employees keeps these employees focused on value creation.

In this regard, we provide what we consider to be a competitive compensation package for the named executive officers comprised of a base salary, an annual incentive plan, a stock option plan, a recognition and retention plan for restricted stock awards, an employee stock ownership plan, a 401(k) Plan, and a deferred compensation program as well as health and welfare benefits. See “--Benefits.”

The compensation committee is responsible for all compensation and benefit matters relating to the executive officers, including the evaluation and compensation of our president and chief executive officer. The president and chief executive officer evaluates the performance of the other named executive officers and recommends to the compensation committee the named executive officers’ compensation levels for approval. The compensation committee regularly evaluates and approves all compensation practices applicable to the named executive officers, including the president and chief executive officer.

Base Salary. It is our philosophy to maintain base salaries at levels comparable to the salaries paid by similar organizations. In establishing base salaries, we take into account each executive officer’s ability and experience as well as past and potential performance. On an annual basis, each executive officer is evaluated and their base salary may be adjusted based on market data as well as taking into account the above factors.

Annual Incentive Plan. The Annual Incentive Plan is an integral part of an executive’s total compensation package that recognizes the executive’s annual contribution to our success. The Plan is designed to: 1) support a business change to community-based banking; 2) support a culture change to pay-for-performance; 3) focus the executive team on annual goals to meet long-term goals; 4) reward executives for their effort; and 5) align compensation with the goals of the organization and marketplace practices. The award is achieved only if Kaiser Federal Bank achieves a minimum return on average assets (ROA) which is set each year and has been met each of the past two years. If our return on assets goal is achieved, each individual executive must also achieve certain personal performance objectives set by the president and chief executive officer or the Board of Directors. One of these goals must address expense management. The president and chief executive officer is eligible to receive up to 30% of her annual base salary and the remaining named executive officers are eligible to receive up to 20% of their annual base salaries under this plan. In addition, the dollar amount of an award may be further increased over such maximums up to an additional 20% of the award to recognize achievement significantly in excess of performance objectives.

Equity Compensation. The compensation committee uses the award of stock options and restricted stock under the recognition and retention plan to align the interests of the named executive officers with those of our stockholders. At the annual meeting of stockholders in 2004, stockholders approved our stock option plan and recognition and retention plan. Ms. Hoveland, Ms. Huber, and Ms. Thompson received both stock options and restricted stock awards from the compensation committee under each of those equity compensation plans during 2004. Mr. Luton received his stock options and restricted stock awards when he became chief financial officer in November 2006. Both the stock options and the restricted stock awards vest at a rate of 20% per year over five years commencing on the first anniversary of the restricted stock award. The compensation committee believes that the five year vesting of stock options and restricted stock awards will focus senior management on long-term performance and stock appreciation. Except for Mr. Luton, no additional stock options or restricted stock awards were granted to any of the named executive officers in the fiscal years ended June 30, 2008, 2007 and 2006.

Information regarding the outstanding stock option grants and unvested recognition and retention plan awards is included in the section titled “Outstanding Equity Awards at Year End.” For information regarding our expense related to the portion of each stock option and restricted stock  award that vested during fiscal 2008, as calculated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123(R), see “--Summary Compensation.”

Benefit Plans. The compensation committee annually reviews the expense and appropriateness of all benefit plans for the named executive officers and all other employees. The benefit plans include a 401(k) plan, deferred compensation plan, employee stock ownership plan, and other benefit plans such as medical, dental, life and disability insurance.

The named executive officers are eligible to participate in a 401(k) Plan, which includes a match of up to 50% of the participant’s eligible contributions up to 10% of the participant’s salary. The match and the investment stock options are identical to those available to all other participants. Under the terms of our employee stock ownership plan, all named executive officers receive an annual allocation of our common stock based upon the participant’s eligible compensation up to $225,000. Participation levels for named executive officers are identical to those of all other employee stock ownership plan participants.

The named executive officers are eligible to participate in the nonqualified deferred retirement plan, which allows them to defer a portion of their compensation earned during the plan year. At our discretion, we have the ability to match the elective deferrals of the participants. However, we have not made any matching contributions to this plan since inception.

Compensation Committee Interlocks and Insider Participation

The compensation committee is composed of independent directors within the meaning of the Nasdaq corporate governance listing standards. The compensation committee consists of directors Breeden, who serves as chairman, Murbach, Weisshar and Zwern. Under the board’s policies, Ms. Hoveland, and any other director who is also an executive officer of K-Fed Bancorp and Kaiser Federal Bank, will not participate in the board of director’s determination of compensation for their respective offices.

Report of the Compensation Committee on Executive Compensation

The compensation committee has issued a report that states that it has reviewed and discussed the section entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the compensation committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

          This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

This report has been provided by the compensation committee:

James L. Breeden, Chairman                                      Gerald A. Murbach

     Laura  G. Weisshar                                                   Rita H. Zwern

Summary Compensation
Name and Principal Position	Year	Salary	Bonus	Stock awards(1)	Option awards(2)	Non-equity incentive plan compensation (3)	Change in pension value and non- qualified deferred compensation earnings(4)	All other compen- sation(5)	Total

The following table sets forth for the fiscal year ended June 30, 2008 and 2007, certain information as to the total compensation paid by Kaiser Federal Bank to Ms. Hoveland, who serves as president and chief executive officer, Mr. Luton, who serves as chief financial officer and certain information as to the total compensation paid by Kaiser Federal Bank to the other most highly compensated executive officers of Kaiser Federal Bank, other than Ms. Hoveland or Mr. Luton, who received total annual compensation in excess of $100,000. Each of the individuals listed in the table below are referred to as a named executive officer.

Kay M. Hoveland, President and Chief Executive Officer	2008 2007	$347,308 280,851	$	— —	$112,800 112,800	$102,000 102,000	$115,500 100,800	$46,931 40,835	$73,607 105,734	$798,146 743,020

Dustin Luton, Chief Financial Officer	2008 2007	226,346 130,308		— —	70,320 43,950	34,080 21,300	45,320 30,250	— —	29,694 6,000	405,760 231,808

Jeanne R. Thompson, Chief Operating Officer	2008 2007	144,502 145,830		— —	28,200 28,200	22,440 22,440	11,573 5,000	— —	31,323 55,949	238,038 257,419

Nancy J. Huber, Chief Credit Officer	2008 2007	161,408 159,835		— —	28,200 28,200	22,440 22,440	37,440 28,122	— —	34,325 62,182	283,813 300,779
____________
(1)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended June 30, 2008 and 2007, in accordance with SFAS 123(R), of restricted stock awards pursuant to the 2004 Recognition and Retention Plan and thus may include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of these amounts are included in footnote 10 to our audited consolidated financial statements included in the Annual Report on Form 10-K.

(2)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes, for the fiscal years ended June 30, 2008 and 2007, in accordance with SFAS 123(R), of stock option awards pursuant to the 2004 Stock Option Plan and thus include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of this amount are included in footnote 10 to our audited consolidated financial statements included in the Annual Report on Form 10-K. Pursuant to Securities and Exchange Commission rules, the amounts shown exclude the impact of estimated forfeitures related to service-based conditions.

(3)	All cash incentive plan awards are reported for the fiscal year for which they were earned. These awards are traditionally paid during the first quarter of the following fiscal year.
(4)
Kaiser Federal Bank maintains an executive deferral program for the benefit of senior executive officers. Ms. Hoveland is currently the only executive officer who has chosen to participate. The amount represents the change in net preAll cash incentive plan awards are reported for the fiscal year for which they were earned. These awards are traditionally paid during the first quarter of the following fiscal year.sent value of accrued benefits under the plan during fiscal 2008 and 2007.

(5)
Amounts shown include (a) the market value as of June 30, 2008 and 2007 of the Employee Stock Ownership Plan awards allocated to each named executive officer for fiscal 2008 and 2007; (b) the amount of dividends earned on the unvested portion of previously awarded shares of common stock under our 2004 Recognition and Retention Plan; and (c) the matching contributions made to the 401(k) Plan on behalf of the named executive officers. The following table lists all the amounts included in the “All Other Compensation” column for fiscal 2008 for each named executive officer.

All Other Compensation

Name	Perquisites (1)	Contributions to 401(k) Plan	RRP Dividends(2)	ESOP Shares Granted(3)	Directors Fees(4)	Total

Kay M. Hoveland	$—	$8,476	$7,520	$35,311	$22,300	$73,607
Dustin Luton	—	4,793	7,120	17,781	—	29,694
Jeanne R. Thompson	—	5,980	1,880	23,463	—	31,323
Nancy J. Huber	—	2,700	1,880	29,745	—	34,325
______________________
(1)  For the fiscal year ended June 30, 2008, no named executive officer received perquisites or personal benefits which exceeded $10,000.
(2)  Represents dividends on unearned restricted stock awards.
(3)  Market value of shares granted under the Employee Stock Ownership Plan. See Note 11 - Employee Stock Ownership Plan to our financial statements in the Annual Report on Form 10-K.
(4)  Ms. Hoveland, the president and chief executive officer, is also a director.

             Outstanding Equity Awards at Year End. The following table sets forth information with respect to our outstanding equity awards as of June 30, 2008 for our named executive officers.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards

Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date(1)	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

Kay M. Hoveland, President and Chief Executive Officer	11/14/2004	60,000	40,000	—	$14.50	11/14/2014	16,000	$173,600	—	—

Dustin Luton, Chief Financial Officer	11/15/2006	8,000	32,000	—	17.40	11/15/2016	16,000	173,600	—	—

Jeanne R. Thompson, Chief Operating Officer	11/14/2004	13,200	8,800	—	14.50	11/14/2014	4,000	43,400	—	—

Nancy J. Huber, Chief Credit Officer	11/14/2004	13,200	8,800	—	14.50	11/14/2014	4,000	43,400	—	—
_____________________

(1) Stock options expire 10 years after the grant date.
(2) This amount is based on the fair market value of K-Fed Bancorp common stock on June 30, 2008 of $10.85.

Benefits

General. Kaiser Federal Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees.

401(k) Plan. Kaiser Federal Bank provides its employees with a qualified profit sharing plan under the applicable provisions of the Internal Revenue Code of 1986, as amended.

Employees who are age 21 or older are eligible to begin making salary deferral contributions beginning in the first calendar quarter on or after they become an employee. This is their earliest entry date. Employees are eligible to receive contributions other than salary deferral contributions beginning in the first calendar quarter on or after they are an employee, are age 21 or older, and have completed one year of entry service.

Eligible employees may contribute up to 15% of their compensation each pay period to the 401(k) Plan on a pre-tax basis, not to exceed $15,500 for the calendar year 2008. The maximum deferral percentage and/or dollar amount may also be limited by Internal Revenue Service regulations. For eligible employees, we currently match 50% of the first 10% of the compensation an employee defers each pay period.

Employees are always 100% vested in the contributions they choose to defer, whereas vesting in Kaiser Federal Bank contributions is based on years of vesting service in which an employee works at least 1,000 hours. Vesting in Kaiser Federal Bank contributions begins after two years of vesting service and increases for each year of vesting service until an employee becomes fully vested after six years of vesting service.

Employees may receive money from their vested accounts at retirement (age 65), early retirement (age 55 and ten years of vesting service), age 59 ½ and still working, death, disability, or termination of employment. Employees may obtain loans from their vested account balances or withdraw all or part of their vested accounts (not earnings) if they can prove financial hardship and are unable to meet their financial needs another way.

Kaiser Federal Bank may amend the 401(k) Plan at any time, except that no amendment may be made which would reduce the interest of any participant in or beneficiary of the 401(k) Plan trust fund or divert any of the assets of the 401(k) Plan trust fund to purposes other than the benefit of participants or their beneficiaries unless necessary to comply with any law or regulation issued by any governmental agency to which the 401(k) Plan is subject.

Employee Stock Ownership Plan. In connection with our minority stock offering, we adopted the K-Fed Bancorp Employee Stock Ownership Plan (“Employee Stock Ownership Plan”) for eligible employees of K-Fed Bancorp and any subsidiary, including Kaiser Federal Bank. Employees of K-Fed Bancorp and Kaiser Federal Bank who have been credited with at least 1,000 hours of service during a twelve-month period are eligible to participate in the Employee Stock Ownership Plan.

The Employee Stock Ownership Plan borrowed funds from K-Fed Bancorp to purchase 454,940 shares of the common stock sold in our stock offering. The shares of common stock were purchased with proceeds of a $4.5 million loan from K-Fed Bancorp. The loan to the Employee Stock Ownership Plan bears interest at 4.0% and will be repaid principally from Kaiser Federal Bank’s contributions to the Employee Stock Ownership Plan over a period of ten years. The collateral for the loan is the shares of common stock of K-Fed Bancorp purchased by the Employee Stock Ownership Plan. Shares purchased by the Employee Stock Ownership Plan are held in a suspense account and are released to participants’ accounts as debt service payments are made. Shares released from the Employee Stock Ownership Plan are allocated to each eligible participant’s Employee Stock Ownership Plan account based on the ratio of each such participant’s compensation to the total compensation of all eligible participants. Forfeitures are reallocated among remaining participating employees and may reduce any amount K-Fed Bancorp might otherwise have contributed to the Employee Stock Ownership Plan. A participant vests in 100% of his or her account balance after six years of credited service. In the case of a “change in control,” as defined in the Employee Stock Ownership Plan, which triggers a termination of the Employee Stock Ownership Plan, participants will become immediately fully vested in their account balances. Benefits are payable upon retirement or other separation from service. K-Fed Bancorp’s contributions to the Employee Stock Ownership Plan are not fixed, so benefits payable under the Employee Stock Ownership Plan cannot be estimated.

K-Fed Bancorp 2004 Stock Benefit Plans

Outside directors and key employees of Kaiser Federal Bank, K-Fed Bancorp or their affiliates are eligible to participate in and receive awards of stock options and restricted stock under the K-Fed Bancorp 2004 Stock Option Plan, and the K-Fed Bancorp 2004 Recognition and Retention Plan, respectively. A total of 568,675 shares of our common stock is reserved for the 2004 Stock Option Plan and 227,470 shares of our common stock is reserved for the 2004 Recognition and Retention Plan. On November 16, 2004, a total of 373,600 stock options were granted to directors and employees. All of the stock options granted to the directors and key employees on November 16, 2004 were granted at an exercise price of $14.50 per share, the fair market value of our common stock on the grant date. Directors Murbach, Steinbach and Zwern each were granted non-qualified stock options to purchase 14,000 shares of our common stock. Chairman Breeden was granted non-qualified stock options to purchase 28,000 shares of our common stock. Additionally, incentive stock options to purchase 100,000, 22,000 and 22,000 shares of our common stock were each granted to Ms. Hoveland, Ms. Huber and Ms. Thompson, respectively. On November 15, 2006, incentive stock options to purchase 40,000 shares of our common stock was granted to Mr. Luton, the chief financial officer, with an exercise price of $17.40 per share, the fair market value of our common stock on the grant date. On November 16, 2007, incentive stock options to purchase 10,000 shares of our common stock was granted to Ms. Weisshar, the audit committee chair, with an exercise price of $12.00 per share, the fair market value of our common stock on the grant date.

On November 16, 2004, directors Murbach, Steinbach and Zwern were granted a restricted stock award of 7,200 shares of our common stock. Chairman Breeden was granted a restricted stock award of 11,300 shares of our common stock. Additionally, restricted stock awards of 40,000, 10,000 and 10,000 shares of our common stock were granted to Ms. Hoveland, Ms. Huber and Ms. Thompson, respectively. On November 16, 2006, Mr. Luton was granted a restricted stock award of 20,000 shares of our common stock. On November 16, 2007, Ms. Weisshar was granted a restricted stock award of 5,000 shares of our common stock.

All stock options and restricted stock awards vest in 20% increments over a five-year period, beginning on the first anniversary of the award date. Stock options will vest and become immediately exercisable and restricted stock awards will vest upon the grantee’s death, disability or following a change in control of K-Fed Bancorp.

Options Exercised and Stock Vested. The following table sets forth information with respect to option exercises and restricted stock awards that have vested during the fiscal year ended June 30, 2008.

	Option Exercises and Stock Vested for the Fiscal Year
	__
	Option awards		Stock awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($) (1)

Kay M. Hoveland, President and Chief Executive Officer	—	$—	8,000	$96,000

Dustin Luton, Chief Financial Officer	—	—	4,000	48,000

Jeanne R. Thompson, Chief Operating Officer	—	—	2,000	24,000

Nancy H. Huber, Chief Credit Officer	—	—	2,000	24,000
__________________
(1)      The value realized on vesting represents the market value on the day the stock vested.

Nonqualified Deferred Compensation. The following table sets forth information with respect to the Executive Nonqualified Retirement Plan at and for the fiscal year ended June 30, 2008 for the named executive officers.

Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Kay M. Hoveland, President and Chief Executive Officer	$—	$—	$46,931	$—	$1,060,395

Dustin Luton, Chief Financial Officer	—	—	—	—	—

Jeanne R. Thompson, Chief Operating Officer	—	—	—	—	—

Nancy H. Huber, Chief Credit Officer	—	—	—	—	—

Kaiser Federal Bank Executive Non-Qualified Retirement Plan. Kaiser Federal Bank also maintains an executive deferral program for the benefit of certain senior executives that have been designated to participate in the program. The program allows an additional opportunity for key executives to defer a portion of their compensation into a non-qualified deferral program to supplement their retirement earnings. Ms. Hoveland, currently the only participant in the program, had $1.1 million in compensation deferred pursuant to this program as of June 30, 2008.

Potential Payments Upon Termination or Change in Control. The following table shows, as of June 30, 2008, in all cases, potential payments following a termination of employment or a change in control of K-Fed Bancorp.

Name	Voluntary Resignation	Early Retirement	Normal Retirement	Involuntary Termination	Involuntary Termination for Cause	Involuntary Termination after Change in Control	Disability	Death

Kay M. Hoveland
2004 Stock Option Plan (1)	$—	$—	$—	$—	$—	$—	$—	$—
2004 Recognition and Retention Plan(1)	$—	$—	$—	$—	$—	$173,600	$173,600	$173,600
Executive Nonqualified Retirement Plan(2)	$1,060,395	$1,060,395	$1,060,395	$1,060,395	$1,060,395	$1,060,395	$1,060,395	$1,060,395

Dustin Luton
2004 Stock Option Plan (3)	$—	$—	$—	$—	$—	$—	$—	$—
2004 Recognition and Retention Plan(3)	$—	$—	$—	$—	$—	$173,600	$173,600	$173,600

Jeanne R. Thompson
2004 Stock Option Plan (4)	$—	$—	$—	$—	$—	$—	$—	$—
2004 Recognition and Retention Plan(4)	$—	$—	$—	$—	$—	$43,400	$43,400	$43,400

Nancy J. Huber
2004 Stock Option Plan (5)	$—	$—	$—	$—	$—	$—	$—	$—
2004 Recognition and Retention Plan (5)	$—	$—	$—	$—	$—	$43,400	$43,400	$43,400
____________
(1)
As of June 30, 2008, 24,000 restricted shares have vested and 60,000 stock options have vested and not been exercised. At June 30, 2008, the restricted shares of common stock   granted under the plan were valued at $10.85 per share. At the same date, there are no “in-the-money” stock options based on an exercise price of $14.50 per option and a share value of $10.85. As of June 30, 2008, 16,000 unvested shares of restricted stock and 40,000 unvested stock options granted to the executive will vest in the event of a change in control of K-Fed Bancorp, or the executive’s death or disability.

(2)	Represents the amount of Ms. Hoveland’s deferred compensation plan as of June 30, 2008.
(3)
As of June 30, 2008, 4,000 restricted shares have vested and 8,000 stock options have vested and not been exercised. At June 30, 2008, the restricted shares of common stock granted under the plan were valued at $10.85 per share. At the same date, there are no “in-the-money” stock options, based on an exercise price of $17.40 per option and a share value of $10.85. As of June 30, 2008, 16,000 unvested shares of restricted stock and 32,000 unvested stock options granted to the executive will vest in the event of a change in control of K-Fed Bancorp, or the executive’s death or disability.

(4)
As of June 30, 2008, 6,000 restricted shares have vested and 13,200 stock options have vested and not been exercised. At June 30, 2008, the restricted shares of common stock granted under the plan were valued at $10.85 per share. At the same date, there are no “in-the-money” stock options based on an exercise price of $14.50 per option and a share value of $10.85. As of June 30, 2008, 4,000 unvested shares of restricted stock and 8,800 unvested stock options granted to the executive will vest in the event of a change in control of K-Fed Bancorp, or the executive’s death or disability.

(5)
As of June 30, 2008, 6,000 restricted shares have vested and 13,200 stock options have vested and not been exercised. At June 30, 2008, the restricted shares of common stock granted under the plan were valued at $10.85 per share. At the same date, there are no “in-the-money” stock options based on an exercise price of $14.50 per option and a share value of $10.85. As of June 30, 2008, 4,000 unvested shares of restricted stock and 8,800 unvested stock options granted to the executive will vest in the event of a change in control of K-Fed Bancorp, or the executive’s death or disability.

Directors Compensation

Members of the Board of Directors and the committees of K-Fed Bancorp do not receive separate compensation for their service on the Board of Directors or the committees of K-Fed Bancorp.

For the fiscal year ended June 30, 2008, members of the Board of Directors of Kaiser Federal Bank received an annual stipend of $10,000 plus an annual fee of $7,500 for Board of Directors meetings. The chairman of the Board of Directors received an annual stipend of $25,000 plus an annual fee of $7,500 for Board of Directors meetings. Each member of Kaiser Federal Bank’s executive committee received an annual fee of $4,800. Each member of Kaiser Federal Bank’s other committees received an annual fee of $1,200 with the committee chairman receiving $1,600. The Board Chairman received annual fees of $15,000 for attending weekly credit committee and asset/liability management committee meetings.

Directors’ Summary Compensation Table

Set forth below is a summary of the compensation for each of our non-employee directors.

Director Compensation

Name (1)	Fees earned or paid in cash	Stock awards(2)	Option awards(3)	Non-equity incentive plan compensation	Change in pension value and non- qualified deferred compensation earnings	All other compensation(4)	Total

James C. Breeden	$67,300	$31,866	$28,560	$—	$—	$2,124	$129,850
Laura G. Weisshar(5)	13,708	7,500	3,225	—	—	1,100	25,533
Rita H. Zwern	23,500	20,304	14,280	—	—	1,354	59,438
Gerald A. Murbach	19,100	20,304	14,280	—	—	1,354	55,038
Robert C. Steinbach	23,500	20,304	14,280	—	—	1,354	59,438
__________________________
(1)
Ms. Hoveland, the president and chief executive officer, is also a director. Ms. Hoveland receives compensation for serving on the board, however, her compensation has been omitted from this table and is reported in the Summary Compensation table.

(2)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2008, in accordance with SFAS 123(R), of restricted stock awards pursuant to the 2004 Recognition and Retention Plan and thus may include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of these amounts are included in footnote 10 to our audited financial statements for the fiscal year ended June 30, 2008 included in the Annual Report on Form 10-K.

(3)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes, for the fiscal year ended June 30, 2008, in accordance with SFAS 123(R), of stock option awards pursuant to the 2004 Stock Option Plan and thus include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of this amount are included in footnote 10 to our audited financial statements for the fiscal year ended June 30, 2008 included in the Annual Report on Form 10-K. Pursuant to Securities and Exchange Commission rules, the amounts shown exclude the impact of estimated forfeitures related to service-based conditions.

(4)	This amount represents dividends received on unvested stock awards in 2008. For the fiscal year ended June 30, 2008, no director received perquisites or personal benefits, which exceeded $10,000.
(5)	Ms. Weisshar joined the Board of Directors effective November 2007.

Transactions with Certain Related Persons

Kaiser Federal Bank has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the board.

All loans Kaiser Federal Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Kaiser Federal Bank. Loans to all directors and executive officers and their associates totaled approximately $915,000 at June 30, 2008, which was 1.0% of our stockholders’ equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2008.

PROPOSAL 2 —  RATIFICATION OF APPOINTMENT OF INDEPENDENT
           REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended June 30, 2008 was Crowe Horwath LLP. Our audit committee has approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the fiscal year ending June 30, 2009, subject to the ratification of the engagement by our stockholders. At the annual meeting, our stockholders will consider and vote on the ratification of the engagement of Crowe Horwath LLP for the fiscal year ending June 30, 2009. A representative of Crowe Horwath LLP is expected to attend the annual meeting and will have the opportunity to make a statement and respond to appropriate questions.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP during the fiscal years ended June 30, 2008 and June 30, 2007, respectively. The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

	2008	2007

Audit Fees	$235,000	$160,000
Audit Related Fees	$99,243	$—
Tax Fees	$14,900	$23,450
All Other Fees	$26,195	$4,195

Audit Fees. Audit fees of $235,000 and $160,000 in the fiscal years ended June 30, 2008 and 2007, respectively, were for the audit of our consolidated financial statements. These audit fees included fees for the review of the financial statements included in our annual and quarterly reports filed with the Securities and Exchange Commission and the internal controls attestation required under regulations of the Securities and Exchange Commission.

Audit-Related Fees. Audit-related fees of $99,243 in the fiscal year ended June 30, 2008 were for audit work performed in conjunction with the prospectus for the second step stock offering that was canceled in December 2007.

Tax Fees. Tax fees of $14,900 and $23,450 in the fiscal years ended June 30, 2008 and 2007, respectively, were for services related to tax compliance and tax planning.

All Other Fees. Other fees of $26,195 and $4,195 in the fiscal years ended June 30, 2008 and 2007 were for the annual software license fee for management’s assessment of internal controls over financial reporting as well as the audit of K-Fed Bancorp’s 401(k) Plan.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm.

The audit committee has considered whether the provision of non-audit services, which relate primarily to tax consulting and other compliance services rendered, is compatible with maintaining the independence of Crowe Horwath LLP. The audit committee concluded that performing such services does not affect the independence of Crowe Horwath LLP in performing its function as independent registered public accounting firm of K-Fed Bancorp.

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In order to ratify the selection of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2009, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The audit committee of the Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2009.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT THE 2009 ANNUAL MEETING

Our bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of K-Fed Bancorp. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of K-Fed Bancorp no later than five days before the date of the meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of shares of our common stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2009 Annual Meeting of Stockholders must be given to us no later than five days prior to the date of the meeting, as indicated above.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2009 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at K-Fed Bancorp’s executive office, 1359 North Grand Avenue, Covina, California 91724, no later than May 16, 2009. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

As of the date of this document, the Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by K-Fed Bancorp.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, directors, officers and regular employees of K-Fed Bancorp may solicit proxies personally, by facsimile or by telephone without additional compensation.  Our 2008 Annual Report to Stockholders has been made available to all stockholders of record as of August 29, 2008.  Any stockholder may obtain a copy of the Annual Report on Form 10-K through our website  by calling us or writing us at the address below.  Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

                                   Stockholder Relations
                                   K-Fed Bancorp
                                   1359 North Grand Avenue
                                   Covina, California 91724
                                   Phone:  (800) 524-2274
                                   Fax:       (626) 858-5745
                                    www.k-fed.com

                                                                                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                                    /s/ Rita H. Zwern
                                                       Rita H. Zwern
                                           Secretary
Covina, California
September 12, 2008

K-FED BANCORP

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

K-FED BANCORP
1359 NORTH GRAND AVENUE
COVINA, CA 91724

R1KFD1

Stockholder Meeting to be held on 10/25/08

Proxy Materials Available

- Notice and Proxy Statement
- Annual Report
- Proxy Card

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. If you want to receive a paper or email copy of those documents you must request one. There is NO charge to you for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 10/13/08.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Voting items

1. The election as directors of the nominees listed below for a three-year term:

   Nominees:
   1) Kay M. Hoveland
   2) Rita H. Zwern

The board of directors recommends a vote "FOR" each of the above-listed proposals.

R1KFD3

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KFEDB1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

K-FED BANCORP

Vote On Directors

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. The election as directors of the nominees listed below (except as marked to the contrary) for a three-year term:	☐	☐	☐	____________________

Nominees:
1) Kay M. Hoveland
2) Rita H. Zwern

Vote On Proposal

	For	Against	Abstain
2. The ratification of the appointment of Crowe Chizek and Company LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2009	☐	☐	☐

The board of directors recommends a vote "FOR" each of the above-listed proposals.

Please complete, date and sign this proxy card and return it promptly in the enclosed postage-prepaid envelope.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares of Company common stock are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

REVOCABLE PROXY

K-FED BANCORP
ANNUAL MEETING OF STOCKHOLDERS
October 25, 2008
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder hereby appoints the proxy committee of the board of directors of K-Fed Bancorp (the "Company"), with full powers of substitution, to act as attorneys and proxies for the stockholder to vote all shares of common stock of the Company that the stockholder is entitled to vote at the 2008 Annual Meeting of Stockholders of the Company ("Meeting") to be held at the main office of Kaiser Federal Bank, 1359 North Grand Avenue, Covina, California, at 10:00 a.m., local time, Saturday, October 25, 2008. The proxy committee is authorized to cast all votes to which the stockholder is entitled on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Should the stockholder be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy card prior to a vote being taken on a particular proposal at the Meeting.

The stockholder acknowledges receipt from the Company prior to the execution of this proxy card of notice of the Meeting, a proxy statement dated September 12, 2008, and an annual report to stockholders.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)